      Exhibit 24

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby

constitutes and appoints each of Robert E. Bostrom and George

R. McKown, signing singularly, the undersigned's true and

lawful attorney-in-fact to:

(1) prepare, execute in the undersigneds name and on the

undersigneds behalf, and submit to the United States

Securities and Exchange Commission (the SEC) a Form ID,

including amendments thereto, and any other documents

necessary or appropriate to obtain codes and passwords

enabling the undersigned to make electronic filings with the

SEC of reports required by Section 16(a) of the Securities

Exchange Act of 1934 or any rule or regulation of the SEC;

(2) execute for and on behalf of the undersigned, in the

undersigneds capacity as an officer of Pier 1 Imports, Inc.

(the Company), Forms 3, 4, and 5 in accordance with Section

16(a) of the Securities Exchange Act of 1934 and the rules

thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's

ownership, acquisition, or disposition of securities of the

Company;

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete

and execute any such Form 3, 4, or 5, or other such form or

report, and timely file such form or report with the SEC

and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best interest of, or

legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney

shall be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Limited Power of Attorney supersedes and replaces any power of attorney previously executed by the undersigned with respect to the above subject matter.  This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer

required to file Forms 3, 4, and/or 5 with respect to the

undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or superseded and replaced by a later dated power of attorney.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 29th day of January, 2019.

                                    /s/ Mark R. Haley

                   Mark R. Haley

STATE OF TEXAS

COUNTY OF TARRANT

Before me, the undersigned authority, on this day personally appeared Mark R. Haley, known to me to be the person whose

name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 29th day of January,

2019.

(seal)    /s/ Janet V. Holbrook

    Notary Public in and for the

    State of Texas

                                My commission expires: 6-20-20